Please file this Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CALIFORNIA MUNICIPAL MONEY MARKET FUND
WELLS FARGO ADVANTAGE CALIFORNIA MUNICIPAL MONEY MARKET TRUST
WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND

All Classes

Supplement dated March 18, 2010 to the Prospectuses and Statement of Additional Information, as previously supplemented

This supplement contains important information about the Funds referenced above.

Each Fund operates as a diversified investment company.  As a result, the non-diversification risk referenced as a principal risk in the Funds’ prospectuses is hereby removed.

In addition, all references to each Fund being non-diversified in the Statement of Additional Information are hereby removed.